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              SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549

                 ---------------------------


                           FORM 8-K

                        CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(d) OF
             THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): March 31, 1999

                  ATLANTIC RICHFIELD COMPANY
    (Exact name of registrant as specified in its charter)
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      DELAWARE                 1-1196                  23-0371610
  (State or other       (Commission File Number)     (IRS Employer
  jurisdiction of                                    Identification
   incorporation)                                        Number)

              333 South Hope Street
             Los Angeles, California                      90071
     (Address of principal executive offices)           (Zip Code)


 Registrant's telephone number, including area code: (213) 486-3511

                        Not applicable
 (Former name or former address, if changed since last report)



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Item 5.   Other Events.

          On March 31, 1999, Atlantic Richfield Company, a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger dated as of March 31, 1999 (the "Merger Agreement"), with BP Amoco p.l.c., an English public limited company ("BP Amoco"), and Prairie Holdings, Inc., a Delaware corporation, pursuant to which a subsidiary of BP Amoco will merge with the Company (the "Merger") on the terms and subject to the conditions set forth in the Merger Agreement. Pursuant to the Merger, each share of Company common stock will be converted into the right to receive 4.92 BP Amoco ordinary shares. This would value the Company at $26.8 billion, representing a premium of 26%, based on BP Amoco's closing price of $16.74 per ordinary share on Friday, March 23, 1999. Based on the closing prices of BP Amoco and the Company on Wednesday, March 31, 1999, the premium is 13%.

          Pursuant to a Stock Option Agreement (the "Stock Option Agreement"), dated as of March 31, 1999, the Company has granted BP Amoco an option to acquire 19.9% of the outstanding common stock of the Company at a price of $82.82 per share (subject to adjustment), in the event that the Merger is terminated in circumstances entitling BP Amoco to receive a break-up fee under the terms and provisions of the Merger Agreement.

          The Merger is subject to various conditions set forth in the Merger Agreement, including the approval of the Merger Agreement by the stockholders of the Company and shareholders of BP Amoco, respectively, and clearance under the Hart- Scott-Rodino Antitrust Improvements Act of 1976.

          Attached hereto and incorporated herein by reference in their entirety as Exhibits 2.1, 10.1 and 99.1, respectively, are copies of (1) the Merger Agreement, (2) the Stock Option Agreement and (3) a press release of the Company and BP Amoco announcing the signing of the Merger Agreement.


Item 7(c).   Exhibits

       2.1 Agreement and Plan of Merger dated as of March 31, 1999, among BP Amoco p.l.c., Atlantic Richfield Company and Prairie Holdings, Inc.

      10.1 Stock Option Agreement dated as of March 31, 1999, between Atlantic Richfield Company, as Issuer, and BP Amoco p.l.c., as Grantee.

      99.1   Press release dated April 1, 1999.


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                          SIGNATURE


          Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: April 1, 1999                 by: /s/  Allan L. Comstock
                                        --------------------------
                                        Name:   Allan L. Comstock
                                        Title:  Vice President and
                                                Controller



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                                                            4


                        EXHIBIT INDEX


   Exhibit                    Description
   Number

     2.1 Agreement and Plan of Merger dated as of March 31, 1999, among BP Amoco p.l.c., Atlantic Richfield Company and Prairie Holdings, Inc.

    10.1 Stock Option Agreement dated as of March 31, 1999, between Atlantic Richfield Company, as Issuer, and
             BP Amoco p.l.c., as Grantee.

    99.1     Press release dated April 1, 1999.